Exhibit 99.1

For Immediate Release

Starwood Property Trust Reports Results for the

Quarter Ended September 30, 2016

– Quarterly GAAP Earnings of $0.44 and Core Earnings of $0.59 per Diluted Common Share –

– Deploys $1.3 Billion of Capital During the Quarter –

– Declares Dividend of $0.48 per Share for the Fourth Quarter of 2016 –

– Commits to Acquire Medical Office Portfolio for $837.9 Million with Expected Close by Year-End –

GREENWICH, Conn., November 2, 2016 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter ended September 30, 2016.  The Company’s third quarter 2016 GAAP net income was $105.8 million, or $0.44 per diluted share, and Core Earnings (a non-GAAP financial measure) was $141.1 million, or $0.59 per diluted share.

“Our results this quarter were driven by contributions from across our businesses, demonstrating the strength of our multi-cylinder platform,” stated Barry Sternlicht, Chairman and Chief Executive Officer of Starwood Property Trust. “We deployed over $1.3 billion of capital this quarter and $3.8 billion year-to-date through volatile market conditions. The credit quality of our $9.1 billion portfolio remains strong, with an LTV on our loan book of just 63%. Since our move into long duration equity assets, we have reviewed countless property investments. This quarter, we identified an investment that met our objectives of long-term stable and rising cash flows, with attractive current cash-on-cash yields. We are under contract to close this investment, an exceptionally high quality medical office portfolio consisting of 38 buildings throughout the U.S. The portfolio is positioned to benefit from growth in the medical sector, high industry-wide tenant retention rates, minimal new supply and favorable demographic trends. By adding a resilient income stream that extends the duration of our overall book, we continue to build a portfolio that can withstand various market cycles.”

Mr. Sternlicht continued, “We continue to utilize our global scale and the deep industry relationships of both Starwood Property Trust and its manager, Starwood Capital Group, to identify unique investment opportunities.  In doing so, we have developed a portfolio of both debt and equity investments with attractive in-place cash flows, strong underlying fundamentals and moderate risk profiles, which continues to drive the best risk-adjusted returns for our shareholders.”

Dividend

On November 2, 2016, the Company’s Board of Directors declared a dividend of $0.48 per share of common stock for the quarter ending December 31, 2016. The dividend is payable on January 13, 2017 to common stockholders of record as of December 30, 2016.

Supplemental Schedules

Starting this quarter, all of the quarterly disclosure by business segment that was previously contained in the Company’s earnings press release can be found in the Company’s supplemental earnings schedules, which the Company has published in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders.  Specifically, these materials can be found at the Company’s website in the Investor Relations section under “Financial Information” at www.starwoodpropertytrust.com.

Conference Call and Webcast Information

The Company will host a webcast and conference call on Wednesday, November 2, 2016 at 10:00 a.m. Eastern Time to discuss third quarter financial results and recent events.  A webcast will be available on the Company’s website at www.starwoodpropertytrust.com.  To listen to a live broadcast, access the site at least five minutes prior to the scheduled start time in order to register and download and install any necessary audio software.

To Participate in the Telephone Conference Call:

Dial in at least five minutes prior to start time.

Domestic:  1-888-891-7634

International:  1-719-325-2201

Conference Call Playback:

Domestic:  1-877-870-5176

International:  1-858-384-5517

Passcode:  8035266

The playback can be accessed through November 16, 2016.

About Starwood Property Trust, Inc.

Starwood Property Trust (NYSE: STWD), an affiliate of global private investment firm Starwood Capital Group, is the largest commercial mortgage real estate investment trust in the United States. The Company’s core business focuses on originating, acquiring, financing and managing commercial mortgage loans and other commercial real estate debt and equity investments. Through its subsidiary LNR Property, LLC, Starwood Property Trust also operates as the largest commercial mortgage special servicer in the United States. With total capital deployed since inception of over $29 billion, Starwood Property Trust continues to solidify its position as one of the premier real estate finance companies in the country.

Forward-Looking Statements

Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.   Factors that could cause actual results to differ materially from the Company’s expectations include completion of pending investments, continued ability to acquire additional investments, competition within the finance and real estate industries, economic conditions, availability of financing and other risks detailed from time to time in the Company's reports filed with the SEC.

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the three months ended September 30, 2016

(Amounts in thousands)

		Investing				Investing
	Lending	and Servicing	Property			and Servicing
	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$114,506	$6,719	$—	$—	$121,225	$—	$121,225
Interest income from investment securities	13,301	35,274	—	—	48,575	(29,400)	19,175
Servicing fees	195	37,678	—	—	37,873	(14,955)	22,918
Rental income	—	10,516	29,226	—	39,742	—	39,742
Other revenues	99	1,692	11	—	1,802	(157)	1,645
Total revenues	128,101	91,879	29,237	—	249,217	(44,512)	204,705
Costs and expenses:
Management fees	525	24	—	27,183	27,732	48	27,780
Interest expense	22,678	4,877	5,536	26,181	59,272	(190)	59,082
General and administrative	5,067	43,711	867	1,651	51,296	174	51,470
Acquisition and investment pursuit costs	322	416	759	12	1,509	—	1,509
Costs of rental operations	—	4,872	13,139	—	18,011	—	18,011
Depreciation and amortization	—	4,482	10,870	—	15,352	—	15,352
Loan loss allowance, net	2,127	—	—	—	2,127	—	2,127
Total costs and expenses	30,719	58,382	31,171	55,027	175,299	32	175,331
Income (loss) before other income (loss), income taxes and non-controlling interests	97,382	33,497	(1,934)	(55,027)	73,918	(44,544)	29,374
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	47,848	47,848
Change in fair value of servicing rights	—	(14,006)	—	—	(14,006)	(277)	(14,283)
Change in fair value of investment securities, net	207	620	—	—	827	(3,613)	(2,786)
Change in fair value of mortgage loans held-for-sale, net	—	49,996	—	—	49,996	—	49,996
Earnings from unconsolidated entities	852	617	2,455	—	3,924	381	4,305
Gain on sale of investments and other assets, net	10	—	—	—	10	—	10
Gain (loss) on derivative financial instruments, net	4,982	(2,590)	(4,720)	—	(2,328)	—	(2,328)
Foreign currency (loss) gain, net	(3,839)	632	(7)	—	(3,214)	—	(3,214)
OTTI	—	(198)	(513)	—	(711)	—	(711)
Other income, net	—	35	—	234	269	—	269
Total other income (loss)	2,212	35,106	(2,785)	234	34,767	44,339	79,106
Income (loss) before income taxes	99,594	68,603	(4,719)	(54,793)	108,685	(205)	108,480
Income tax provision	—	(2,667)	—	—	(2,667)	—	(2,667)
Net income (loss)	99,594	65,936	(4,719)	(54,793)	106,018	(205)	105,813
Net (income) loss attributable to non-controlling interests	(352)	100	—	—	(252)	205	(47)
Net income (loss) attributable to Starwood Property Trust, Inc.	$99,242	$66,036	$(4,719)	$(54,793)	$105,766	$—	$105,766

Definition of Core Earnings

Core Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT.  For the Company’s purposes, Core Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs from successful acquisitions, depreciation and amortization of real estate and associated intangibles,  losses on debt extinguishment and any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors.

Reconciliation of Net Income to Core Earnings

For the three months ended September 30, 2016

(Amounts in thousands except per share data)

		Investing
	Lending	and Servicing	Property
	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$99,242	$66,036	$(4,719)	$(54,793)	$105,766
Add / (Deduct):
Non-cash equity compensation expense	824	1,298	27	5,986	8,135
Management incentive fee	—	—	—	6,303	6,303
Acquisition and investment pursuit costs	—	89	727	12	828
Depreciation and amortization	—	3,791	10,908	—	14,699
Loan loss allowance, net	2,127	—	—	—	2,127
Interest income adjustment for securities	(236)	3,874	—	—	3,638
Other non-cash items	—	230	(108)	—	122
Reversal of unrealized (gains) / losses on:
Loans held-for-sale	—	(49,996)	—	—	(49,996)
Securities	(207)	(620)	—	—	(827)
Derivatives	(5,624)	1,932	4,720	—	1,028
Foreign currency	3,839	(632)	7	—	3,214
Earnings from unconsolidated entities	(852)	(617)	(2,455)	—	(3,924)
Recognition of realized gains / (losses) on:
Loans held-for-sale	—	52,919	—	—	52,919
Securities	—	(3,259)	—	—	(3,259)
Derivatives	7,436	(6,042)	44	—	1,438
Foreign currency	(6,145)	632	(7)	—	(5,520)
Earnings from unconsolidated entities	852	1,100	2,487	—	4,439
Core Earnings (Loss)	$101,256	$70,735	$11,631	$(42,492)	$141,130
Core Earnings (Loss) per Weighted Average Diluted Share	$0.42	$0.30	$0.05	$(0.18)	$0.59

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the nine months ended September 30, 2016

(Amounts in thousands)

		Investing				Investing
	Lending	and Servicing	Property			and Servicing
	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$348,460	$12,854	$—	$—	$361,314	$—	$361,314
Interest income from investment securities	33,975	115,335	—	—	149,310	(95,431)	53,879
Servicing fees	560	111,145	—	—	111,705	(40,784)	70,921
Rental income	—	25,214	85,048	—	110,262	—	110,262
Other revenues	180	4,110	35	—	4,325	(511)	3,814
Total revenues	383,175	268,658	85,083	—	736,916	(136,726)	600,190
Costs and expenses:
Management fees	1,295	54	—	75,015	76,364	146	76,510
Interest expense	67,585	11,443	16,163	78,236	173,427	(190)	173,237
General and administrative	13,529	95,726	2,259	7,631	119,145	532	119,677
Acquisition and investment pursuit costs	1,602	1,551	1,517	1,012	5,682	—	5,682
Costs of rental operations	—	11,595	34,923	—	46,518	—	46,518
Depreciation and amortization	—	11,263	41,922	—	53,185	—	53,185
Loan loss allowance, net	3,395	—	—	—	3,395	—	3,395
Other expense	—	100	—	—	100	—	100
Total costs and expenses	87,406	131,732	96,784	161,894	477,816	488	478,304
Income (loss) before other (loss) income, income taxes and non-controlling interests	295,769	136,926	(11,701)	(161,894)	259,100	(137,214)	121,886
Other (loss) income:
Change in net assets related to consolidated VIEs	—	—	—	—	—	94,388	94,388
Change in fair value of servicing rights	—	(33,710)	—	—	(33,710)	497	(33,213)
Change in fair value of investment securities, net	(37)	(43,449)	—	—	(43,486)	42,772	(714)
Change in fair value of mortgage loans held-for-sale, net	—	70,122	—	—	70,122	—	70,122
Earnings from unconsolidated entities	2,544	3,280	7,313	—	13,137	(288)	12,849
Gain on sale of investments and other assets, net	165	—	—	—	165	—	165
Gain (loss) on derivative financial instruments, net	17,824	(17,780)	(6,837)	—	(6,793)	—	(6,793)
Foreign currency (loss) gain, net	(23,501)	2,962	(41)	—	(20,580)	—	(20,580)
OTTI	—	(198)	(513)	—	(711)	—	(711)
Other income, net	—	112	9,102	1,784	10,998	—	10,998
Total other (loss) income	(3,005)	(18,661)	9,024	1,784	(10,858)	137,369	126,511
Income (loss) before income taxes	292,764	118,265	(2,677)	(160,110)	248,242	155	248,397
Income tax provision	(75)	(3,392)	—	—	(3,467)	—	(3,467)
Net income (loss)	292,689	114,873	(2,677)	(160,110)	244,775	155	244,930
Net (income) loss attributable to non-controlling interests	(1,050)	171	—	—	(879)	(155)	(1,034)
Net income (loss) attributable to Starwood Property Trust, Inc.	$291,639	$115,044	$(2,677)	$(160,110)	$243,896	$—	$243,896

Reconciliation of Net Income to Core Earnings

For the nine months ended September 30, 2016

(Amounts in thousands except per share data)

		Investing
	Lending	and Servicing	Property
	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$291,639	$115,044	$(2,677)	$(160,110)	$243,896
Add / (Deduct):
Non-cash equity compensation expense	2,110	3,785	89	16,893	22,877
Management incentive fee	—	—	—	13,770	13,770
Acquisition and investment pursuit costs	—	904	1,421	12	2,337
Depreciation and amortization	—	8,918	41,997	—	50,915
Loan loss allowance, net	3,395	—	—	—	3,395
Interest income adjustment for securities	(740)	10,620	—	—	9,880
Other non-cash items	—	247	(10,922)	—	(10,675)
Reversal of unrealized (gains) / losses on:
Loans held-for-sale	—	(70,122)	—	—	(70,122)
Securities	37	43,449	—	—	43,486
Derivatives	(19,807)	16,330	6,837	—	3,360
Foreign currency	23,501	(2,962)	41	—	20,580
Earnings from unconsolidated entities	(2,544)	(3,280)	(7,313)	—	(13,137)
Recognition of realized gains / (losses) on:
Loans held-for-sale	—	71,390	—	—	71,390
Securities	—	(11,136)	—	—	(11,136)
Derivatives	33,311	(15,858)	(26)	—	17,427
Foreign currency	(31,916)	2,825	(41)	—	(29,132)
Earnings from unconsolidated entities	3,148	2,855	4,820	—	10,823
Core Earnings (Loss)	$302,134	$173,009	$34,226	$(129,435)	$379,934
Core Earnings (Loss) per Weighted Average Diluted Share	$1.26	$0.73	$0.14	$(0.54)	$1.59

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Balance Sheet by Segment

As of September 30, 2016

(Amounts in thousands)

		Investing				Investing
	Lending	and Servicing	Property			and Servicing
	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Assets:
Cash and cash equivalents	$136,096	$73,779	$6,222	$284,325	$500,422	$1,135	$501,557
Restricted cash	26,963	16,301	8,471	—	51,735	—	51,735
Loans held-for-investment, net	5,207,092	25,139	—	—	5,232,231	—	5,232,231
Loans held-for-sale	—	347,490	—	—	347,490	—	347,490
Loans transferred as secured borrowings	100,978	—	—	—	100,978	—	100,978
Investment securities	795,882	1,029,205	—	—	1,825,087	(970,420)	854,667
Properties, net	—	225,608	1,012,271	—	1,237,879	—	1,237,879
Intangible assets	—	137,746	47,495	—	185,241	(29,849)	155,392
Investment in unconsolidated entities	30,838	41,453	120,970	—	193,261	(7,513)	185,748
Goodwill	—	140,437	—	—	140,437	—	140,437
Derivative assets	29,818	1,399	3,092	—	34,309	—	34,309
Accrued interest receivable	25,771	973	—	—	26,744	—	26,744
Other assets	6,947	89,097	32,250	2,519	130,813	(2,521)	128,292
VIE assets, at fair value	—	—	—	—	—	73,923,699	73,923,699
Total Assets	$6,360,385	$2,128,627	$1,230,771	$286,844	$10,006,627	$72,914,531	$82,921,158
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$21,410	$87,324	$46,530	$18,025	$173,289	$835	$174,124
Related-party payable	—	279	—	23,622	23,901	—	23,901
Dividends payable	—	—	—	115,190	115,190	—	115,190
Derivative liabilities	12,002	455	296	—	12,753	—	12,753
Secured financing agreements, net	2,269,960	494,213	737,796	644,570	4,146,539	(23,700)	4,122,839
Convertible senior notes, net	—	—	—	1,339,853	1,339,853	—	1,339,853
Secured borrowings on transferred loans	102,365	—	—	—	102,365	—	102,365
VIE liabilities, at fair value	—	—	—	—	—	72,924,751	72,924,751
Total Liabilities	2,405,737	582,271	784,622	2,141,260	5,913,890	72,901,886	78,815,776
Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	2,430	2,430	—	2,430
Additional paid-in capital	1,814,902	1,205,686	438,512	771,477	4,230,577	—	4,230,577
Treasury stock	—	—	—	(92,104)	(92,104)	—	(92,104)
Accumulated other comprehensive income (loss)	45,762	(7,696)	2,182	—	40,248	—	40,248
Retained earnings (accumulated deficit)	2,082,734	335,727	5,455	(2,536,219)	(112,303)	—	(112,303)
Total Starwood Property Trust, Inc. Stockholders’ Equity	3,943,398	1,533,717	446,149	(1,854,416)	4,068,848	—	4,068,848
Non-controlling interests in consolidated subsidiaries	11,250	12,639	—	—	23,889	12,645	36,534
Total Equity	3,954,648	1,546,356	446,149	(1,854,416)	4,092,737	12,645	4,105,382
Total Liabilities and Equity	$6,360,385	$2,128,627	$1,230,771	$286,844	$10,006,627	$72,914,531	$82,921,158

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com

Contact:

Zachary Tanenbaum

Starwood Property Trust

Phone: 203-422-7788

Email: ztanenbaum@starwood.com